Exhibit 99.1

Reliance Global Group Closes Enquantum Transaction, Launching Path to Majority Control of Post-Quantum Cybersecurity Platform

Post-Quantum Encryption Transition Expected to Drive a Multi-Year Global Cybersecurity Upgrade Cycle

LAKEWOOD, N.J., February 23, 2026 -- Reliance Global Group, Inc. (Nasdaq: EZRA) (“we,” “us,” our,” the “Company” or “Reliance”) today announced the completion of its strategic acquisition of Enquantum Ltd., a post-quantum cryptography company developing quantum-resilient encryption technology. The transaction marks the first active platform acquisition executed under EZRA’s Scale51 operating model and establishes a defined pathway toward majority control as the Company moves to build Enquantum into a core operating platform within EZRA International Group. Quantum computing advancement is accelerating globally, intensifying concern that widely deployed encryption standards such as Rivest-Shamir-Adleman (RSA) and Elliptic Curve Cryptography (ECC)— which secure financial systems, hyperscale cloud infrastructure, telecommunications backbones, AI platforms, government systems, and other critical infrastructure — may become vulnerable to quantum-enabled attacks. Security agencies and industry experts have warned of “harvest now, decrypt later” strategies, in which encrypted data is captured today with the expectation it may be decrypted once sufficiently advanced quantum systems become available.

In response, global standards bodies including the U.S. National Institute of Standards and Technology (NIST) are advancing post-quantum cryptographic standards in preparation for what many expect to be a multi-year infrastructure upgrade cycle across public and private networks.

Global cybersecurity spending is projected to exceed $300 billion annually by 2029, which we believe reflects the growing scale and urgency of digital risk management. We believe that the transition to quantum-resilient encryption may represent one of the most consequential structural shifts within that broader cybersecurity landscape, as encryption underpins virtually all modern digital infrastructure.

Post-quantum security is moving from research into infrastructure planning. Cryptographic migrations require extended integration timelines involving hardware implementation, network redesign, compliance validation, and interoperability testing. Organizations responsible for protecting sensitive data and critical systems are increasingly evaluating post-quantum frameworks well before full-scale quantum capability emerges.

Enquantum is developing hardware-accelerated, NIST-aligned post-quantum cryptographic solutions engineered for high-throughput, performance-sensitive environments. Enquantum’s architecture is designed to operate at terabit scale without degrading latency — a key requirement for financial institutions, telecommunications carriers, cloud providers, data centers, and government networks. In 2025, Enquantum was granted a patent covering FPGA-based encrypted communications utilizing quantum-resistant techniques, reinforcing its intellectual property position and technical differentiation.

“This transaction advances our strategy to acquire majority control of a company in an increasingly important sector as the industry transitions to post-quantum standards,” said Ezra Beyman, Chairman and Chief Executive Officer of Reliance Global Group. “We structured a milestone-driven acquisition pathway designed to culminate in majority control ownership, and today we executed Phase I. We believe, post-quantum encryption is not optional over the long term — it is a structural shift in how critical systems will be secured. We intend to build Enquantum into a scaled operating business under our control.”

Moshe Fishman, Senior Vice President of Strategic Ventures, added, “Infrastructure-level encryption changes take years to deploy. Organizations cannot afford to wait until quantum systems are fully mature before preparing. Enquantum’s hardware-based approach is designed for environments where security upgrades must be implemented without sacrificing throughput or operational performance. Our staged acquisition framework aligns capital deployment with measurable execution milestones as we advance toward majority ownership. Our decision to acquire Enquantum reflects our strategy to secure ownership in foundational cybersecurity infrastructure while actively supporting commercialization. Beyond capital, Reliance brings operational scaling experience, strategic partnerships, and market-access capabilities that we believe can accelerate Enquantum’s path into the North American market, including government and advanced enterprise environments with our business partners, as demand for quantum-resilient encryption grows.”

Roman Vercetti, CEO of Enquantum Ltd. commented, “Enquantum is very excited to partner with Reliance Global Group to deliver market-leading Post Quantum innovative solutions for the future of networking and security. Reliance’s EZRA International Group shares our vision towards a safer, faster and smarter connected world.”

Under the terms of the definitive agreement, Reliance acquired an initial equity position in Enquantum through the conversion of a previously issued secured bridge note and an additional cash investment as the first milestone payment. The agreement provides for structured, milestone-based tranche investments designed to increase Reliance’s ownership position over time to a 51% fully diluted controlling interest, subject to the achievement of specified operational and commercialization milestones and satisfaction of customary conditions. Reliance expects to obtain majority governance rights upon the achievement and funding of specified milestones.

The Enquantum transaction represents the first executed platform investment under the Company’s Scale51 operating model as part of the Company’s EZRA International Group strategy. Scale51 is designed to identify high-impact technology sectors, structure disciplined pathways to majority control, and provide active operational support to scale businesses with long-term value potential.

The transition toward quantum-resilient security is expected to affect regulated financial systems, cloud and AI infrastructure, telecommunications networks, defense environments, and other critical systems that rely on modern cryptographic protection. Through its planned majority ownership strategy, the Company intends to position Enquantum to participate in this migration as adoption expands globally.

About Reliance Global Group, Inc.

Reliance Global Group, Inc. (NASDAQ: EZRA) is an InsurTech pioneer, leveraging artificial intelligence (AI), and cloud-based technologies, to transform and improve efficiencies in the insurance agency/brokerage industry. The Company’s business-to-business InsurTech platform, RELI Exchange, provides independent insurance agencies an entire suite of business development tools, enabling them to effectively compete with large-scale national insurance agencies, whilst reducing back-office cost and burden. The Company’s business-to-consumer platform, 5minuteinsure.com, utilizes AI and data mining, to provide competitive online insurance quotes within minutes to everyday consumers seeking to purchase auto, home, and life insurance. In addition, the Company operates its own portfolio of select retail “brick and mortar” insurance agencies which are leaders and pioneers in their respective regions throughout the United States, offering a wide variety of insurance products.

In addition to its insurance and Insurtech operations, Reliance operates EZRA International Group, its strategic growth platform focused on identifying, acquiring, and building majority or controlling stakes in high-growth technology companies. EZRA International Group is designed to complement Reliance’s core insurance business by expanding market reach and supporting long-term shareholder value creation through disciplined capital allocation and active ownership.

Further information about the Company can be found at https://www.relianceglobalgroup.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identifiable by the use of words such as “may,” “should,” “could,” “would,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “continue,” “seek,” “potential,” “target,” or similar expressions.

Forward-looking statements in this press release include, without limitation, statements regarding: the Company’s expected pathway to increase its ownership in Enquantum Ltd. to a 51% fully diluted controlling interest pursuant to the definitive agreement; the timing, funding and completion of future milestone-based tranche investments; the Company’s anticipated ability to obtain majority governance rights upon achievement of specified milestones; the development, performance, scalability and commercialization of Enquantum’s post-quantum cryptographic technology; the anticipated demand for, and timing of, migration to quantum-resilient encryption standards; the size, growth and evolution of the post-quantum cybersecurity market; the Company’s ability to integrate Enquantum within EZRA International Group and execute its Scale51 operating model; the expected strategic, operational and financial benefits of the transaction; and the Company’s broader capital allocation strategy and growth objectives.

These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties, many of which are beyond the Company’s control. Such risks and uncertainties include, without limitation: the risk that future milestone conditions are not achieved or are delayed; the risk that the Company is unable to fund future tranche investments on anticipated terms or timelines; the risk that the Company does not ultimately obtain majority ownership or governance control; risks related to the development, validation, performance, regulatory acceptance, commercialization or market adoption of Enquantum’s technology; the risk that post-quantum standards adoption or infrastructure migration occurs more slowly or differently than anticipated; integration, execution and scaling challenges associated with supporting an early-stage technology company; the risk that anticipated synergies or strategic benefits are not realized on expected timelines or at all; intellectual property, cybersecurity, regulatory and data protection risks; the Company’s ability to access capital on acceptable terms or at all; and general economic, market, interest rate and geopolitical conditions.

Actual results may differ materially from those expressed or implied by these forward-looking statements. Additional information regarding factors that may cause actual results to differ materially is included under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and in the Company’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date of this press release.

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